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                                                                    CAESAR BRYAN


GABELLI GOLD FUND
FIRST QUARTER REPORT - MARCH 31, 2002




TO OUR SHAREHOLDERS,

      The Gabelli Gold Fund (the "Fund") appreciated by 45.43% during the first quarter of 2002. This is by far the strongest quarterly performance since the Fund's inception. The next best quarter was a return of 25.41% recorded in the second quarter of 2001. As we have stated on a number of previous occasions, we believe that gold equities bottomed in the fourth quarter of 2000 and that the gold price hit its low in April 2001. We expect further gains for both the gold price and gold-oriented equities, but after such a powerful move, a bout of profit taking should be expected.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long-term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                  -------------------------------------------
                                                    1ST         2ND         3RD         4TH         YEAR
                                                  -------     -------     -------     -------      ------
  2002:   Net Asset Value .....................    $9.54         --          --          --           --
          Total Return ........................    45.4%         --          --          --           --
-------------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value .....................    $4.88       $6.12       $6.33       $6.56        $6.56
          Total Return ........................    (7.2)%      25.4%        3.4%        4.7%        26.0%
-------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value .....................    $5.19       $5.27       $5.04       $5.26        $5.26
          Total Return ........................   (16.7)%       1.5%       (4.4)%       4.4%       (15.6)%
-------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................    $5.45       $5.39       $6.74       $6.23        $6.23
          Total Return ........................    (3.7)%      (1.1)%      25.1%       (7.6)%       10.1%
-------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................    $6.63       $5.68       $6.17       $5.66        $5.66
          Total Return ........................    12.9%      (14.3)%       8.6%       (8.3)%       (3.6)%
-------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $11.83       $9.79       $9.17       $5.87        $5.87
          Total Return ........................    (4.0)%     (17.2)%      (6.3)%     (35.4)%      (51.9)%
-------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $14.00      $13.40      $13.46      $12.32       $12.32
          Total Return ........................    22.7%       (4.3)%       0.4%       (8.5)%        8.0%
-------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................   $11.00      $11.96      $12.27      $11.41       $11.41
          Total Return ........................    (0.6)%       8.7%        2.6%       (7.0)%        3.1%
-------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .....................      --          --       $12.37      $11.07       $11.07
          Total Return ........................      --          --        23.7%(b)   (10.5)%       10.7%(b)
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                AVERAGE ANNUAL RETURNS THROUGH MARCH 31, 2002 (A)
                -------------------------------------------------

                                                                                                    SINCE
                                                  QUARTER      1 YEAR      3 YEAR      5 YEAR    INCEPTION (B)
                                                  -------     -------     -------     -------    -------------
   Gabelli Gold Fund ..........................    45.43%      97.44%      20.92%     (3.83)%       (0.35)%
   Philadelphia Gold and Silver Index .........    30.82%      51.13%       8.01%     (5.95)%       (4.64)%
   Lipper Gold Fund Average ...................    35.20%      69.62%      14.05%     (4.62)%       (3.12)%

--------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Philadelphia Gold & Silver Index is an unmanaged indicator of stock market and investment performance of large North American gold companies, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Performance for periods less than one year are not annualized.
(b) From commencement of investment operations on July 11, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF PIE CHART]
HOLDINGS BY GEOGRAPHIC REGION - 3/31/02
North America     51.3%
South Africa      34.8%
Asia/Pacific Rim   9.3%
Latin America      4.3%
Europe             0.3%

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 2002. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

      The recent performance of gold equities had suggested that an improvement in the gold price was in the offing. During the first quarter, the gold price duly responded by rising almost $24 per ounce to $302.65 per ounce by the end of March. This represents a rise of 8.5%. Of course, the performance of gold equities dwarfed the move in the gold price, as gold stocks benefit as a leveraged play on changes in the gold price.

      We believe that there has been a fundamental change in the gold market in terms of the supply and demand equation. On the supply side, gold companies are reducing their hedge positions. First, this is in response to heavily hedged companies under-performing, in terms of stock price performance, their less-hedged competitors. Secondly, low interest rates make forward sales a less interesting proposition. Recently, a number of the larger gold companies have reduced their hedge positions. These include Normandy Mining (now part of Newmont Mining), Anglogold and Harmony Gold.

      On the demand side, Japan continues to play a key role. Recent statistics suggest that demand for gold in Japan is running at levels in excess of three times that of last year. Japanese household financial assets are huge and any small diversification into gold would likely have a significant impact on the price. There are a number of dynamics at play in Japan. First, the government is reducing its guarantee of bank deposits in a two-step process. The first step took place at the end of March and deposit guarantees will be reduced further at the end of March 2003. Secondly, it appears that the authorities in Japan favor a lower yen. This will help spur exports, which, it is hoped, will jumpstart growth in Japan. Last, interest rates are zero in Japan, yet many fear the consequences of the Japanese government's borrowing spree undertaken to help the economy.

INVESTMENT SCOREBOARD

      As one would expect in an environment of higher gold prices, the Fund's higher cost and less hedged producers did best. Both Durban Deep and Goldfields doubled. Harmony Gold and Kinross Gold both appreciated by more than 70%. Other notable gainers were Newmont Mining (+44.9%), Goldcorp (+43%) and Anglogold (+43%). So what were the underperformers? Barrick Gold Corp., the leader among the hedgers, rose by 16.4% and Placer Dome struggled to rise by 12.3%. Our two large platinum holdings, namely Impala and Anglo American Platinum, rose by 17% and 18%, respectively.

      The consolidation in the gold industry continues. In our last letter to shareholders, we mentioned that Brancote Holdings would be a takeover target. Recently, Meridian Gold made an all paper bid for Brancote. Further deals can be expected. We believe that Freeport-McMoRan Copper & Gold remains undervalued and we continue to add to our position. We have also added to our position in Kinross Gold and expect that they will be involved in the consolidation of a number of North American mid-sized producers such as TVX Gold and Echo Bay Mines.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of March 31, 2002.

AGNICO-EAGLE MINES LTD. (AEM - $13.35 - NYSE; AGE.TO - $13.28 - TORONTO STOCK EXCHANGE) is a small Canadian gold company with an established operating history. The company is currently expanding production at its La Ronde mine in Quebec. Aginco-Eagle has the financial capability to finance its growth and is set to become a profitable, low cost gold producer.

ANGLOGOLD LTD. (AU - $25.18 - NYSE; ANGJ.J - $50.33 - JOHANNESBURG STOCK EXCHANGE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Anglogold operates thirteen mines in South Africa in addition to Mali and Namibia. The company also gained exposure to the United States, Brazil and Argentina through a transaction with Minorco. Recently, Anglogold has significantly reduced its gold hedging programs, making the company a more attractive investment for gold investors who believe that the gold price will move higher.

BARRICK GOLD CORP. (ABX - $18.56 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from its very high quality mines near Elko, Nevada, which the company purchased in the early 1980s. Barrick has used cash flow from its Nevada mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

FREEPORT-MCMORAN COPPER & GOLD INC. (FCX - $17.62 - NYSE) operates the world's largest lowest-cost copper and gold mine in the world. This deposit is located at the Grasberg mine in Indonesia. The deposit contains massive reserves of both gold and copper, estimated at about 65 million ounces of gold and 50 million pounds of copper. The company also owns smaller interests in Spain and Indonesia.

GOLDCORP INC. (GA.TO - $17.39 - TORONTO STOCK EXCHANGE; GG - $17.45 - NYSE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. Goldcorp has a very strong balance sheet and is an unhedged producer.

GOLD FIELDS LTD. (GFIJ.J - $10.45 - JOHANNESBURG STOCK EXCHANGE; GOLD - $10.42 - NASDAQ) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields controls Tarkwa Gold Mines in Ghana and recently purchased gold assets in Australia. The company is largely unhedged and debt free.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $11.21 - JOHANNESBURG STOCK EXCHANGE; HGMCY - $11.30 - NASDAQ) has graduated from a medium sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

LIHIR GOLD LTD. (LHG.AX - $0.82 - AUSTRALIAN STOCK EXCHANGE) controls one mine on Lihir Island in Papua, New Guinea. The mine has substantial reserves and the potential for a very long life of at least twenty years at the current level of production. The company is a fairly high cost producer and therefore is a major beneficiary of a higher gold price. The world's largest mining company, Rio Tinto, owns 16% of the share capital and Lihir may be involved in the consolidation of the gold sector.

NEWMONT MINING CORP. HOLDING CO. (NEM - $27.69 - NYSE) has become the largest gold producer in North America, following their takeover of Franco-Nevada Mining and Normandy Mining. On a stand-alone basis, Newmont produced 5.4 million ounces of gold at an average cost of $184 per ounce in 2001 and reported proven and probable reserves of 60 million ounces at year-end. Following the proposed acquisition, Newmont will have a much stronger balance sheet and new avenues for growth. Importantly, Newmont has undertaken to reduce Normandy's hedge position. Looking ahead, Newmont is poised to become the world's leading unhedged gold producer.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                          WHO                                  WHEN
                          ---                                  ----
      Special Chats:      Mario J. Gabelli                     First Monday of each month
                          Howard Ward                          First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          MAY                                  JUNE                              JULY
                          ---                                  ----                              ----
      1st Wednesday       Ivan Arteaga                         Henry Van der Eb                  Ivan Arteaga
      2nd Wednesday       Charles Minter & Martin Weiner       Caesar Bryan                      Caesar Bryan
      3rd Wednesday       Walter Walsh & Laura Linehan         Ivan Arteaga                      Lynda Calkin
      4th Wednesday       Hart Woodson                         Barbara Marcin                    Henry Van der Eb
      5th Wednesday       Barbara Marcin                                                         Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Two factors are likely to continue to drive returns in the gold equity market. First, the gold industry is likely to consolidate further. Larger companies need to increase their reserves, which can be done by exploration or acquisition. Exploration budgets will rise, but this takes time. In the meantime, corporate activity will probably continue. Secondly, we expect the gold price to make further gains. At the margin, investor preference appears to have shifted a little from paper assets to hard assets. Gold is a beneficiary of this change in sentiment. Reasons given for gold's improved performance -- such as a lower dollar, Japan's banking crisis, the Mideast problems, the rise in global liquidity and trade wars -- will vary from week to week and there will, no doubt, be others that we have not thought of.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                                 Sincerely,
                                                 /S/ Caesar Bryan
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

April 29, 2002

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2002
                                 --------------

Newmont Mining Corp. Holding Co.             Freeport-McMoRan Copper & Gold Inc.
Harmony Gold Mining Co. Ltd.                 Lihir Gold Ltd.
Gold Fields Ltd.                             Agnico-Eagle Mines Ltd.
Durban Roodepoort Deep Ltd.                  AurionGold Ltd.
Goldcorp Inc.                                Compania de Minas Buenaventura SA
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------
                                                               MARKET
  SHARES                                                       VALUE
-----------                                                 -----------
             COMMON STOCKS -- 92.8%
             METALS AND MINING -- 92.8%
             AUSTRALIA -- 8.6%
    895,125  AurionGold Ltd. ...........................    $ 1,463,743
  1,920,000  Lihir Gold Ltd.+ ..........................      1,565,115
    116,925  Ranger Minerals Ltd. ......................         31,201
    483,000  St. Barbara Mines Ltd.+ ...................         57,999
                                                            -----------
                                                              3,118,058
                                                            -----------
             IRELAND -- 0.0%
    214,771  Glencar Mining plc+ .......................          6,117
                                                            -----------
             LATIN AMERICA -- 4.0%
     53,000  Compania de Minas Buenaventura SA, ADR ....      1,431,530
                                                            -----------
             NORTH AMERICA -- 47.6%
     89,000  Agnico-Eagle Mines Ltd., New York .........      1,188,150
     25,000  Agnico-Eagle Mines Ltd., Toronto ..........        332,042
    100,000  Arizona Star Resource Corp.+ ..............         82,736
    400,000  Axmin Inc.+ ...............................         57,665
     75,000  Barrick Gold Corp. ........................      1,392,000
    300,000  Eldorado Gold Corp.+ ......................        171,114
     92,500  Freeport-McMoRan Copper & Gold Inc.,
               Cl. B+ ..................................      1,629,850
     20,000  Glamis Gold Ltd., New York ................        107,000
    158,200  Glamis Gold Ltd., Toronto+ ................        823,013
     26,300  Goldcorp Inc., New York ...................        458,935
     81,600  Goldcorp Inc., Toronto ....................      1,419,304
    200,000  Golden Star Resources Ltd.+(a) ............        345,412
    200,000  High River Gold Mines Ltd.+ ...............        180,516
     75,000  IAM Gold Corp., New York+ .................        270,000
    295,700  IAM Gold Corp., Toronto ...................      1,065,716
    250,000  Ivanhoe Mines Ltd.+ .......................        506,133
     50,000  Kinross Gold Corp., New York+ .............         63,500
    550,000  Kinross Gold Corp., Toronto+ ..............        699,811
     70,000  Meridian Gold Inc.+ .......................      1,020,101
    100,000  Moydow Mines International Inc.+ ..........         31,339
    140,071  Newmont Mining Corp. Holding Co. ..........      3,878,566
     53,000  Placer Dome Inc., New York ................        649,250
     10,000  Placer Dome Inc., Toronto .................        120,971
    113,400  Repadre Capital Corp.+ ....................        440,684
    150,000  River Gold Mines Ltd.+ ....................        202,140
                                                            -----------
                                                             17,135,948
                                                            -----------

                                                               MARKET
  SHARES                                                       VALUE
-----------                                                 -----------
             SOUTH AFRICA -- 32.3%
     27,500  Anglo American Platinum Corp. Ltd. ........    $ 1,202,594
      8,529  Anglogold Ltd. ............................        429,263
     35,000  Anglogold Ltd., ADR .......................        881,300
     21,658  Ashanti Goldfields Ltd.+ ..................         11,912
    575,000  Durban Roodepoort Deep Ltd., ADR+ .........      2,058,500
    147,249  Gold Fields Ltd. ..........................      1,539,212
     96,000  Gold Fields Ltd., ADR .....................      1,000,320
    136,326  Harmony Gold Mining Co. Ltd. ..............      1,528,192
    105,000  Harmony Gold Mining Co. Ltd., ADR .........      1,186,500
     24,000  Impala Platinum Holdings Ltd., ADR ........      1,273,380
    367,750  Northam Platinum Ltd. .....................        522,583
                                                            -----------
                                                             11,633,756
                                                            -----------
             UNITED KINGDOM -- 0.3%
     40,000  Brancote Holdings plc+ ....................         97,688
                                                            -----------
             TOTAL COMMON STOCKS .......................     33,423,097
                                                            -----------

             WARRANTS -- 0.1%
             NORTH AMERICA -- 0.1%
    100,000  Golden Star Resources Ltd.+(a) ............         51,353
                                                            -----------
             SOUTH AFRICA -- 0.0%
     23,630  Durban Roodepoort Deep Ltd., Ser. B+ ......          1,871
                                                            -----------

             TOTAL WARRANTS ............................         53,224
                                                            -----------
             TOTAL INVESTMENTS -- 92.9%
               (Cost $22,356,810) ......................     33,476,321

             OTHER ASSETS AND
               LIABILITIES (NET) -- 7.1% ...............      2,548,937
                                                            -----------
             NET ASSETS -- 100.0% ......................    $36,025,258
                                                            ===========
  --------------
  (a)  Security fair valued under procedures established by the Board of
       Directors.
  +    Non-income producing security.
  ADR  American Depositary Receipt.
                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------      -----------
    North America ...............    51.3%      $17,187,301
    South Africa ................    34.8%       11,635,628
    Asia/Pacific Rim ............     9.3%        3,118,058
    Latin America ...............     4.3%        1,431,530
    Europe ......................     0.3%          103,804
                                    ------      -----------
                                    100.0%      $33,476,321
                                    ======      ===========

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS
      Mario J. Gabelli, CFA                          Werner J. Roeder, MD
      CHAIRMAN AND CHIEF                             MEDICAL DIRECTOR
      INVESTMENT OFFICER                             LAWRENCE HOSPITAL
      GABELLI ASSET MANAGEMENT INC.

      E. Val Cerutti                                 Anthonie C. van Ekris
      CHIEF EXECUTIVE OFFICER                        MANAGING DIRECTOR
      CERUTTI CONSULTANTS, INC.                      BALMAC INTERNATIONAL, INC.

      Anthony J. Colavita                            Daniel E. Zucchi
      ATTORNEY-AT-LAW                                PRESIDENT
      ANTHONY J. COLAVITA, P.C.                      DANIEL E. ZUCCHI ASSOCIATES

      Karl Otto Pohl
      FORMER PRESIDENT
      DEUTSCHE BUNDESBANK

                         OFFICERS AND PORTFOLIO MANAGER
      Caesar Bryan                                   Bruce N. Alpert
      PRESIDENT AND                                  VICE PRESIDENT
      PORTFOLIO MANAGER                              AND TREASURER

      James E. McKee
      SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB008Q102SR

                                                                 [PHOTO OMITTED]
                                                                MARIO J. GABELLI

GABELLI
GOLD
FUND,
INC.


                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 2002